Fees Summary	Jan. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 149,501,424.00
Previously Paid Amount	0.00
Total Fee Amount	20,646.14
Total Offset Amount	0.00
Net Fee	$ 20,646.14
Final Prospectus	false